EXHIBIT 10.01


                               IN THE CIRCUIT COURT OF THE 11TH JUDICIAL CIRCUIT OF FLORIDA IN AND FOR MIAMI-DADE COUNTY.

                               GENERAL JURISDICTION DIVISION

                               CIVIL ACTION NO.: 01-4160 CA 25

STATE OF FLORIDA DEPARTMENT
OF TRANSPORTATION,             Parcel No. 103

          Petitioner,
vs.

MIAMI SUBS REAL ESTATE CORP.
et al,

          Defendants.
-------------------------------/


                           STIPULATED FINAL JUDGEMENT
       and Order as to F.S. Section 73.092(1) Attorneys Fees for Defendant
                       MIAMI SUBS REAL ESTATE CORPORATION



THIS CAUSE came before the Court upon the Joint Motion, set forth below, for entry of this order.

The Court being advised in the premises, it is hereby

ORDERED and ADJUDGED as follows:

     1. The Defendant MIAMI SUBS REAL ESTATE CORPORATION (MIAMI SUBS) shall have and recover from Petitioner the sum of TWO MILLION THREE HUNDRED FIFTY THOUSAND DOLLARS and NO CENTS ($2,350,000.00), for damages for the taking of Parcel 103, exclusive of attorneys fees and costs.

     2. The Petitioner, within thirty (30) days of entry of this order, shall deposit in the Registry of this Court the sum of EIGHT HUNDRED FIFTY THOUSAND DOLLARS and NO CENTS ($850,000.00). This amount is the difference between the award amount set forth in Paragraph 1, above, and the $1,500,000.00 deposit made by the Petitioner into the Court Registry pursuant to the Order of Taking entered in this cause.

     3. The Defendant MIAMI SUBS shall have and recover from Petitioner the sum of TWO HUNDRED FIFTY-TWO THOUSAND FIVE HUNDRED DOLLARS and NO CENTS ($252,500.00) as Florida Statute Section 73.092(1) attorneys fees. This sum, made payable to the Brigham Moore LLP Trust Account shall be forwarded by the Petitioner, within thirty (30) days of entry of this order, to the attention of Mark A. Tobin, Esquire, at 203 S.W. 13th Street, Miami, Florida 33130.

     4. The vesting of title in Petitioner to Parcel 103, described in the attached Exhibit A, is hereby approved, ratified and confirmed.

     5. This Court retains jurisdiction over: apportionment if any, costs, Florida Statute Section 73.092(2) attorneys fees if any, enforcement of the terms of this order and of the Order of Taking entered in this cause, and, per Florida Statutes Section 73.101, over the disposition of other matters arising from the taking.

 DONE and ORDERED this Nineteenth day of November, 2001 by:


                                              /s/ PHILIP BLOOM
                                              -------------------
                                              CIRCUIT COURT JUDGE


 Copies provided to parties

               SECTION 87281-2522     (ITEM SEGMENT: 250141 1)
               -----------------------------------------------
               STATE ROAD 953 (FLYOVER) MIAMI-DADE COUNTY
               ------------------------------------------
               DESCRIPTION: FEE SIMPLE RIGHT OF WAY
               ------------------------------------
PARCEL 103                                                    SECTION 87281-2522

A parcel of land being a portion of Lots 1 through 11, Block 7, Edgewater Park, as recorded in Plat Book 17, Page 72 of the Public Records of Miami-Dade County, Florida, Lying in Section 20, Township 53 South, Range 41 East, being more particularly described as follows:

COMMENCE at the Southeast corner of the Southwest 1/4 of said Section 20 (being a 13 millimeter iron pipe with crimped top); THENCE along the East line of the Southwest 1/4 of said Section 20, N 0218'36" W, a distance of 21.243 meters (69.69 feet); THENCE N 8741'24" E, a distance of 10:668 meters (35.00 feet) to the POINT OF BEGINNING, said point being on the Easterly right of way line of S.R. 953 (LeJune Road); THENCE along said right of way line the following two
(2) courses and distances: 1) N 0218'36" W, 57.397 meters (188.31 feet) to a Point of Curvature, said curve having a radius of 7.620 meters (25.00 feet) and a chord of 13.894 meters (45.58 feet) bearing N 6325'43" E;2) 17.486 meters (57.37 feet) along the arc of a curve to the right through a central angle of 13128'37" to a Point of Tangency, said point being on the Southerly Right of Way line of South Royal Poinciana Boulevard; THENCE along said Right of Way Line the following two (2) courses and distances: 1) S 5049'52" E, 87.159 meters (285.95 feet) to a point of curvature, said curve having a radius of 7.620 meters (25.00 feet) and a chord of 14.266 meters (46.80 feet) bearing S 1834'31" W:2) 18.461 meters (60.57 feet) along the arc of a curve to the right through a central angle of 13848'50" to a Point of Tangency, said point being on the Northerly Right of Way line of S.R. 948 (N.W. 36th Street); THENCE along said Right of Way Line the following two (2) courses and distances; 1) S 8758'53" W, a distance of
65.300 meters (214.24 feet) to a Point of Curvature, said curve having a radius of 7.620 meters (25.00 feet) and a chord of 10.749 meters (35.27 feet) bearing N 4709'51" W; 2) 11.931 meters (39.14 feet) along the arc of a curve to the right through a central angle of 8942'31" to the POINT OF BEGINNING.

Said land situate within the City of Miami Springs, Miami-Dade County, Florida containing 0.3656 Hectares (0.903 Acre), more or less.

K. Glass, P.S.M. - 9/15/99
Keith & Schnars, P.A.



                                   EXHIBIT "A"